Lennar Homebuilding Senior Notes And Other Debts Payable	12 Months Ended
Nov. 30, 2014
Debt Disclosure [Abstract]
Lennar Homebuilding Senior Notes And Other Debts Payable
Lennar Homebuilding Senior Notes and Other Debts Payable

	November 30,
(Dollars in thousands)	2014	2013
5.60% senior notes due 2015	$500,272	500,527
6.50% senior notes due 2016	249,923	249,886
12.25% senior notes due 2017	396,278	395,312
4.75% senior notes due 2017	399,250	399,250
6.95% senior notes due 2018	248,485	248,167
4.125% senior notes due 2018	274,995	274,995
4.500% senior notes due 2019	500,477	—
4.50% senior notes due 2019	350,000	—
2.75% convertible senior notes due 2020	431,042	416,041
3.25% convertible senior notes due 2021	400,000	400,000
4.750% senior notes due 2022	571,439	571,012
5.50% senior notes due 2014	—	249,640
Mortgages notes on land and other debt	368,052	489,602
	$4,690,213	4,194,432

At November 30, 2014, the Company had a $1.5 billion unsecured revolving credit facility (the "Credit Facility"), which includes a $248 million accordion feature, subject to additional commitments, with certain financial institutions that matures in June 2018. The proceeds available under the Credit Facility, which are subject to specified conditions for borrowing, may be used for working capital and general corporate purposes. The credit agreement also provides that up to $500 million in commitments may be used for letters of credit. As of both November 30, 2014 and 2013, the Company had no outstanding borrowings under the Credit Facility. Under the Credit Facility agreement, the Company is required to maintain a minimum consolidated tangible net worth, a maximum leverage ratio and either a liquidity or an interest coverage ratio. These ratios are calculated per the Credit Facility agreement, which involves adjustments to GAAP financial measures. For more details refer to Management's Discussion and Analysis of Financial Conditions and Results of Operations in Item 7. The Company believes it was in compliance with its debt covenants at November 30, 2014. In addition, the Company had $125 million letter of credit facilities with a financial institution and a $140 million letter of credit facility with a different financial institution.
The Company’s performance letters of credit outstanding were $234.1 million and $160.6 million at November 30, 2014 and 2013, respectively. The Company’s financial letters of credit outstanding were $190.4 million and $212.8 million at November 30, 2014 and 2013, respectively. Performance letters of credit are generally posted with regulatory bodies to guarantee the Company’s performance of certain development and construction activities. Financial letters of credit are generally posted in lieu of cash deposits on option contracts, for insurance risks, credit enhancements and as other collateral. Additionally, at November 30, 2014, the Company had outstanding performance and surety bonds related to site improvements at various projects (including certain projects of the Company’s joint ventures) of $923.3 million. Although significant development and construction activities have been completed related to these site improvements, these bonds are generally not released until all development and construction activities are completed. As of November 30, 2014, there were approximately $363.7 million, or 39%, of anticipated future costs to complete related to these site improvements. The Company does not presently anticipate any draws upon these bonds or letters of credit, but if any such draws occur, the Company does not believe they would have a material effect on its financial position, results of operations or cash flows.
The terms of each of the Company's senior and convertible senior notes outstanding at November 30, 2014 were as follows:

Senior and Convertible Senior Notes Outstanding (1)	Principal Amount	Net Proceeds (2)	Price	Dates Issued
(Dollars in thousands)
5.60% senior notes due 2015	$500,000	$501,400	(3)	April 2005, July 2005
6.50% senior notes due 2016	250,000	248,900	99.873%	April 2006
12.25% senior notes due 2017	400,000	386,700	98.098%	April 2009
4.75% senior notes due 2017	400,000	395,900	100%	July 2012, August 2012
6.95% senior notes due 2018	250,000	243,900	98.929%	May 2010
4.125% senior notes due 2018 (4)	275,000	271,718	99.998%	February 2013
4.500% senior notes due 2019	500,000	495,725	(5)	February 2014
4.50% senior notes due 2019	350,000	347,016	100%	November 2014
2.75% convertible senior notes due 2020	446,000	436,400	100%	November 2010
3.25% convertible senior notes due 2021	400,000	391,600	100%	November 2011, December 2011
4.750% senior notes due 2022 (4)	575,000	567,585	(6)	October 2012, February 2013, April 2013

(1)
Interest is payable semi-annually for each of the series of senior and convertible senior notes. The senior and convertible senior notes are unsecured and unsubordinated, but are guaranteed by substantially all of the Company's 100% owned homebuilding subsidiaries.

(2)	The Company generally uses the net proceeds for working capital and general corporate purposes, which can include the repayment or repurchase of other outstanding senior notes.

(3)	The Company issued $300 million aggregate principal amount at a price of 99.771% and $200 million aggregate principal amount at a price of 101.407%.

(4)
During 2013, the Company incurred additional interest with respect to the 4.125% senior notes due 2018 and to the 4.750% senior notes due 2022 because the registration statements relating to the notes did not become effective by, and the exchange offers were not consummated by, the dates specified in the Registration Rights Agreement related to such notes.

(5)	The Company issued $400 million aggregate principal amount at a price of 100% and $100 million aggregate principal amount at a price of 100.5%.

(6)
The Company issued $350 million aggregate principal amount at a price of 100%, $175 million aggregate principal amount at a price of 98.073% and $50 million aggregate principal amount at a price of 98.250%.

In September 2014, the Company retired its $250 million 5.50% senior notes for 100% of the outstanding principal amount, plus accrued and unpaid interest as of the maturity date. At November 30, 2013, the carrying value of the 5.50% Senior Notes was $249.6 million.
The 3.25% convertible senior notes due 2021 (the "3.25% Convertible Senior Notes") are convertible into shares of Class A common stock at any time prior to maturity or redemption at the initial conversion rate of 42.5555 shares of Class A common stock per $1,000 principal amount of the 3.25% Convertible Senior Notes or 17,022,200 shares of Class A common stock if all the 3.25% Convertible Senior Notes are converted, which is equivalent to an initial conversion price of approximately $23.50 per share of Class A common stock, subject to anti-dilution adjustments. The shares are included in the calculation of diluted earnings per share. Holders of the 3.25% Convertible Senior Notes have the right to require the Company to repurchase them for cash equal to 100% of their principal amount, plus accrued but unpaid interest on November 15, 2016. The Company has the right to redeem the 3.25% Convertible Senior Notes at any time on or after November 20, 2016 for 100% of their principal amount, plus accrued but unpaid interest.
The 2.75% convertible senior notes due 2020 (the “2.75% Convertible Senior Notes”) are convertible into cash, shares of Class A common stock or a combination of both, at the Company’s election. However, it is the Company’s intent to settle the face value of the 2.75% Convertible Senior Notes in cash. Holders may convert the 2.75% Convertible Senior Notes at the initial conversion rate of 45.1794 shares of Class A common stock per $1,000 principal amount or 20,150,012 shares of Class A common stock if all the 2.75% Convertible Senior Notes are converted, which is equivalent to an initial conversion price of approximately $22.13 per share of Class A common stock, subject to anti-dilution adjustments. For the years ended November 30, 2014 and 2013, the Company's volume weighted average stock price was $39.96 and $37.06, respectively, which exceeded the conversion price, thus 9.0 million shares and 8.2 million shares, respectively, were included in the calculation of diluted earnings per share.
Holders of the 2.75% Convertible Senior Notes have the right to convert them, during any fiscal quarter (and only during such fiscal quarter), if the last reported sale price of the Company’s Class A common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter is greater than or equal to 130% of the conversion price on each applicable trading day. Holders of the 2.75% Convertible Senior Notes have the right to require the Company to repurchase them for cash equal to 100% of their principal amount, plus accrued but unpaid interest, on December 15, 2015. The Company has the right to redeem the 2.75% Convertible Senior Notes at any time on or after December 20, 2015 for 100% of their principal amount, plus accrued but unpaid interest.
For its 2.75% Convertible Senior Notes, the Company will be required to pay contingent interest with regard to any interest period beginning with the interest period commencing December 20, 2015 and ending June 14, 2016, and for each subsequent six-month period commencing on an interest payment date to, but excluding, the next interest payment date, if the average trading price of the 2.75% Convertible Senior Notes during the five consecutive trading days ending on the second trading day immediately preceding the first day of the applicable interest period exceeds 120% of the principal amount of the 2.75% Convertible Senior Notes. The amount of contingent interest payable per $1,000 principal amount of notes during the applicable interest period will equal 0.75% per year of the average trading price of such $1,000 principal amount of 2.75% Convertible Senior Notes during the five trading day reference period.
Certain provisions under ASC 470, Debt, require the issuer of certain convertible debt instruments that may be settled in cash on conversion to separately account for the liability and equity components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. The Company has applied these provisions to its 2.75% Convertible Senior Notes. At issuance, the Company estimated the fair value of the 2.75% Convertible Senior Notes using similar debt instruments that did not have a conversion feature and allocated the residual value to an equity component that represented the estimated fair value of the conversion feature at issuance. The debt discount of the 2.75% Convertible Senior Notes is being amortized over five years and the annual effective interest rate is 7.1% after giving effect to the amortization of the discount and deferred financing costs. At both November 30, 2014 and 2013, the principal amount of the 2.75% Convertible Senior Notes was $446.0 million. At November 30, 2014 and 2013, the carrying amount of the equity component included in stockholders’ equity was $15.0 million and $30.0 million, respectively, and the net carrying amount of the 2.75% Convertible Senior Notes included in Lennar Homebuilding senior notes and other debts payable was $431.0 million and $416.0 million, respectively. During the years ended November 30, 2014 and 2013, the amount of interest recognized relating to both the contractual interest and amortization of the discount was $27.3 million and $26.5 million, respectively.
Although the guarantees by substantially all of the Company's 100% owned homebuilding subsidiaries are full, unconditional and joint and several while they are in effect, (i) a subsidiary will cease to be a guarantor at any time when it is not directly or indirectly guaranteeing at least $75 million of debt of Lennar Corporation (the parent company), and (ii) a subsidiary will be released from its guarantee and any other obligations it may have regarding the senior notes if all or substantially all its assets, or all of its capital stock, are sold or otherwise disposed of.
At November 30, 2014, the Company had mortgage notes on land and other debt due at various dates through 2028 bearing interest at rates up to 9.0% with an average interest rate of 3.2%. At November 30, 2014 and 2013, the carrying amount of the mortgage notes on land and other debt was $368.1 million and $489.6 million, respectively. During the years ended November 30, 2014 and 2013, the Company retired $285.9 million and $285.4 million, respectively, of mortgage notes on land and other debt.
The minimum aggregate principal maturities of senior notes and other debts payable during the five years subsequent to November 30, 2014 and thereafter are as follows:

(In thousands)	Debt Maturities (1)
2015	$659,378
2016	417,880
2017	412,026
2018	650,998
2019	1,125,472
Thereafter	1,424,459

(1)
Some of the debt maturities included in these amounts relate to convertible senior notes that are putable to the Company at earlier dates than in this table, as described in the detail description of each of the convertible senior notes.